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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 23, 1996
                                                (December 23, 1996)
                                                 --------------------

                   INTERSTATE NATIONAL DEALER SERVICES, INC.
_______________________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)

       Delaware                   1-12938               11-3078398
_______________________________________________________________________________
(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)         File Number)        Identification No.)

   333 Earle Ovington Boulevard, Mitchel Field, New York 11553
_______________________________________________________________________________
      (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code (516) 228-8600
                                                           _____________



_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events

     In connection with the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act"), Interstate National Dealer Services, Inc. (the "Company") is hereby disclosing certain cautionary information to be used in connection with written materials and oral statements made by or on behalf of its employees and representatives that may contain "forward-looking statements" within the meaning of the Litigation Reform Act.
Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward looking statements are necessarily speculative and there are numerous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. The discussion below highlights some of the more important risks identified by management, but should not be assumed to be the only factors that could affect future performance. The reader is cautioned that the Company does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management over time means that actual events are bearing out as estimated in such forward-looking statements.


Seasonality

     A sale of a service contract by the Company is dependent upon the sale of the primary product (such as motor vehicles) covered by the service contract. As a result, the Company's revenues are reduced in the winter months when sales of new and used motor vehicles and recreational vehicles are lower in some regions than during the other months of the year.


Government Regulation

     The service contract programs developed and marketed by the Company and its related operations are regulated by the statutes and regulations of a number of states. Generally, some statutes require registration of administrators and some statutes concern the scope of service contract coverage and the content of the service contract or warranty document. In the latter instances, these state statutes typically require that specific provisions be included in the contract or warranty expressly stating the purchaser's rights in the event of a claim, how the service contract may be cancelled and identification of the insurance underwriter indemnifying the dealers or administrators against loss for performance under the terms of the contracts. The Company believes that it is in compliance in all material respects with the applicable regulations governing vehicle service contracts and warranties in the states in which it does business, and in some cases relies on its insurance underwriters and their managing agents to monitor such regulations and respond to any inquiries from state authorities.

     The issuance of insurance policies in respect of service contracts is regulated under the insurance laws and regulations of the various states. Although the Company believes that its activities as a service contract administrator are not directly proscribed by such regulations, the Company's ability to perform its activities as a service contract administrator is affected by such regulations. The Company does not believe that as a result of performing such activities it can be characterized as an insurance company or insurance agent under any state insurance statute in the states in which it currently operates. In the event that any state insurance statute requires the Company to comply therewith or become an insurance agent, the Company will evaluate the cost of such compliance to determine whether the
Company will conduct business in the state.   National Service
Contract Insurance Company Risk Retention Group, Inc. ("NSC"), the Company's insurance affiliate, is regulated by federal statutes and must comply with certain state registration requirements. The Company believes that NSC is in compliance in all material respects with the various laws and regulations in the states in which NSC does business.

     In addition, it is possible that some states in which the Company now conducts business may effect changes in the current laws which may regulate the activities of the Company, including the imposition of new financial or other requirements on the Company. In such event, the Company would have to meet the regulatory requirements or cease to conduct business in such state or states.

     The Company does business in 47 states and believes it has complied in all material respects with applicable regulations in all such states. Of such 47 states, the Company is able to sell only certain products and services in Connecticut, Wisconsin and Washington because of certain insurance regulations in these states. The Company does not currently do business in the state of Florida but intends to do so in the future through a newly formed subsidiary which is licensed to do business in that state.

New Markets

     The Company from time to time conducts research as to the feasibility of entry into new markets for service contracts on non-vehicle products (such as home warranties, electronics and appliances) and, depending upon the results, may enter into some of such markets. While the Company believes that its vehicle service contract administrative experience and facilities can be adapted to administration of service contracts for such new markets, management's experience is solely in the vehicle sales and service industry and significant aspects of such potential new markets may differ greatly. For example, the Company has no experience in risk assessment, setting of appropriate loss reserves or pricing with respect to service contracts in such markets. In addition, there may be significant competition in any one or more markets from manufacturers of products or established third-party administrators. Further, the Company would be required to establish appropriate distribution networks to market, promote and sell such new products and services, which could vary from market to market. Accordingly, no assurance can be given that the Company will be successful in entering into such potential new markets.


Dependence on Agents

     The Company primarily sells its products and services to dealers through its nationwide sales force of approximately 100 independent sales agents consisting of both companies and individuals ("Agents"), who not only market the Company's program to potential dealers but, once enrolled, provide the dealers with on-site training and service. Agents are under no obligation to market any of the Company's products and services, may offer products and services of competitors and may terminate their relationship with the Company at any time. One producer of service contracts under its own brand name (often referred to as a "Private Label" program), has accounted for approximately 11% of all administrative fees received by the Company during the fiscal year ended October 31, 1996. If such Private Label producer terminates or significantly curtails its relationship with the Company, the Company's revenues could be materially adversely affected. In addition, while the nature of certain of the Company's programs provides incentives for dealers to utilize the Company's programs, the Company's on-going relationship with a dealer, and thus the derivation of additional revenues from such dealer, is often dependent, to a certain extent, upon the ability of an Agent to keep such dealer satisfied with the quality of the products and services offered by the Company. Accordingly, the Company's growth and revenues will, in part, be substantially dependent upon its relationships with its Agents, and upon the ability of its Agents to successfully recruit dealers and maintain their relationships with such dealers.


Dependence on Dealers

     The Company derives revenues primarily if and to the extent that dealers enter into vehicle service contracts or warranties with vehicle purchasers. Furthermore, dealers are under no obligation to market vehicle service contracts. Accordingly, the Company's revenues, and profitability, are substantially dependent upon the ability and efforts of dealers to successfully market such contracts. The successful marketing of service contracts by dealers depends upon many factors beyond the Company's control, including, among other things, economic factors affecting foreign or domestic motor vehicle sales, the availability of insurance covering claims under these contracts, the scope and terms of warranties offered by manufacturers and the existence of competitive programs.


Direct Marketing Programs

     The Company has developed and is expanding the marketing of its service contract programs directly to consumers (rather than through agents and dealers). The continued expansion of these direct marketing programs cannot, however, be assured. The success of the Company's direct marketing programs depends on factors including the availability of information regarding purchasers of new and used motor vehicles, recreational vehicles and other products, regulatory requirements and competition. To the extent the Company cannot increase or continue at current levels its direct marketing efforts, it will become more dependent on existing and new agents and dealers.


Dependence on Sales of Primary Products

     Sales of the Company's products and services are dependent upon the sale of the primary products, that is, motor vehicles and recreational vehicles. Thus any decrease in the sales of these products, whether due to economic factors or otherwise, is likely to have an adverse impact upon the Company's revenues and thus its profitability. In addition, if the Company enters into any new markets for service contracts on non-vehicle products, sales of the Company's service contracts will be dependent upon the sale of the primary product in such markets, for example, homes, electronics and appliances. Thus, any decrease in the sales of any primary products in any such non-vehicle markets the Company may enter, is also likely to have an adverse impact upon the Company's ability to sell its products and services in such potential markets.


Dependence on Insurance Coverage

     An integral part of the Company's service to dealers entails the Company obtaining and maintaining in effect insurance policies issued by an insurance company to cover producers' liability for claims under the service contracts administered by the Company. Although the Company believes there are a number of insurance companies which provide this type of coverage, to date, substantially all policies have been obtained by the Company for the dealers through The Travelers Indemnity Company ("Travelers") and, until March 1996, National Warranty Insurance, Risk Retention Group ("National Warranty"). There is no assurance that the Company will be able to continue to obtain required insurance coverage. Any underwriter can terminate its relationship with the Company upon the occurrence of a variety of events, including certain defaults by the Company or the insurance company's termina-tion of its relationship with its managing agent. The loss of continued coverage would have a material adverse effect on the Company. In addition, there is no assurance the Company would be able to obtain replacement coverage from any other insurance carrier or risk retention group. Further, the Company's profitability depends to a great extent on the availability of insurance coverage at favorable rates. To the extent the Company is not able to offset any increased cost resulting from an increase in insurance rates, its operating results will be adversely impacted. Moreover, if insurance rates are significantly increased the Company may be required to arrange for insurance coverage from different carriers, but there is no assurance that it will be able to arrange for such alternative insurance coverage or that such alternative coverage will not also be at higher rates than in the past.

     The Company recently established NSC, an affiliated risk retention group insurance company, which is providing insurance for an increasing number of the Company's service contracts. NSC is a newly formed entity without an established market presence. In order to market programs that include insurance from NSC, it is necessary for NSC to obtain reinsurance from an established carrier. There can be no assurance that this reinsurance will continue to be available on satisfactory terms, or at all, or that a replacement reinsurer with suitable ratings could be engaged by NSC.

Claims for Repairs Substantially in Excess of Amounts Reserved

     In many instances the Company is obligated to indemnify NSC or NSC's reinsurance provider to the extent, if any, that claims under service contracts administered by the Company exceed reserves set aside for such purpose. Although the Company bases reserve amounts on historical actuarial figures and although, historically, claims under service contracts have not exceeded claims reserves, there can be no assurance that such reserves will be sufficient to cover the costs of all claims brought by consumers under service contracts at all times.

Competition

     The business of marketing administrative services and after market products to producers, and specifically services related to motor vehicle service contracts and warranties, is highly competitive and dominated by the major automotive manufacturers and other independent third-party administrators. The Company is unable to predict the extent, if any, to which automobile manufacturers will provide more extensive warranty protection on new vehicles or whether the revised warranty protection offered by manufacturers may reduce a dealer's ability to market vehicle service contracts on new vehicles such as those administered by the Company. The major automotive companies and some of the other competitors have significantly greater financial resources and operating resources than those of the Company. As a result of the competition, the Company may be unable to increase its fees by an amount necessary to cover any increases in costs. New companies in the future may present the Company with additional competition, the impact of which it is unable to assess at this time.


Dependence on Key Personnel

     The success of the Company is expected to be largely dependent on the efforts of Chester J. Luby, the Chairman and Chief Executive Officer of the Company, and Cindy H. Luby, its President and Chief Operating Officer. Mr. Luby and Ms. Luby have extensive experience in service contracts and administration. Mr. Luby owned and operated several automotive dealerships, marketed credit life insurance and service contract programs to dealerships and financial institutions and owned two credit life reinsurance companies prior to forming the Company. Ms. Luby was the Vice President and Chief Financial Officer of the Company since its inception in 1991 until her promotion to President and Chief Operating Officer in 1996. The loss of Mr. Luby or Ms. Luby before a qualified replacement is obtained could be detrimental to the Company. The Company has an employment agreement with each of Mr. Luby and Ms. Luby each of which expires in 2003.


Possible Volatility of Stock Price

     Factors such as new product developments, general trends in the vehicle sales, service and finance industries as well as quarterly variations in the Company's results of operations and market conditions in general may cause the market price of the Company's common stock to fluctuate significantly. The stock markets have experienced extreme price and volume fluctuations during certain periods. These broad market fluctuations and other factors may adversely affect the market price of the Company's securities.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 23, 1996


                           INTERSTATE NATIONAL DEALER
                                 SERVICES, INC.

                           By: /s/ Chester J. Luby
                               ------------------------------------
                               Chester J. Luby
                               Chairman and Chief Executive Officer